LEASE AGREEMENT

     THIS LEASE AGREEMENT, made the 1st day of August, 1999, by and between S. LUNDY & SONS, INC. ("Lessor") and PINNACLE FOODS, INC. ("Lessee").

     1. DEMISED PREMISES.

     Lessor does hereby demise and let unto Lessee the premises and improvements located at 934-42, 944-46, and 948-50 N. Third Street, Philadelphia, PA, consisting of a refrigerated food processing plant, refrigerated warehouse and a paved and fenced parking lot ("Demised Premises").

     2. TERM.

     This Lease shall be for the term of approximately thirty seven (37) months beginning July 19, 1999 ("Lease Commencement Date") and shall end (unless sooner terminated as provided herein) on August 31, 2002, subject to renewal pursuant to Paragraph 6 herein.

     3. USE.

     Lessee shall use the Demised Premises for food processing, warehouse, offices, distribution facility and for no other purpose.

     4. PLACE OF PAYMENT.

     All rent shall be payable without prior notice or demand to the Lessor, c/o
S. Robert Jacobs, Pokras Co., Suite 301, 408 E. 4th Street, Bridgeport, PA 19405 or at such other place as Lessor may from time to time designate by notice in writing.

     5. AFFIRMATIVE COVENANTS OF TENANT & LESSOR.

         (a) Lessee agrees:


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

            (i) To comply at its own cost and expense and in every respect with any and all laws, orders, rules and requirements of any constituted public authorities, and all federal, county, state and municipal governments, now in force or that may be enacted hereafter, whether foreseen or unforeseen, applicable to Lessee, the Demised Premises and its use of the Demised Premises, and to save Lessor harmless from penalties, fines, costs, expenses or damages resulting from Lessee's failure to do so;

            (ii) To give Lessor prompt written notice of any accident, fire or damage occurring on or to the Demised Premises and to use every reasonable precaution against fire;

            (iii) To keep all trash and refuse in containers and to place the same outside of the Demised Premises, prepared for collection in accordance with municipal regulations;

            (iv) To keep the Demised Premises sufficiently heated to prevent freezing of water pipes and fixtures;

            (v) To keep the outside areas of the Demised Premises clean and free from snow and ice, and not to bum any rubbish in any areas of the Demised Premises;

            (vi) To keep the Demised Premises clean, orderly, sanitary and free from odors which violate any health, safety or nuisance standard promulgated by any governmental authority having jurisdiction, and from insects, vermin and other pests;

            (vii) Not to operate any machinery, or conduct its business in a way that is harmful to the Demised Premises;


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

            (viii) Not store or keep at the Demised Premises, other than in the ordinary course of business as permitted by applicable law, any hazardous substances as defined in any federal, state or local statute, ordinance or regulation.

         (b) Lessor agrees:

            (i) It has not received any notice of violation from any governmental authority having jurisdiction over the Demised Premises.

6.       MINIMUM RENT.

         (a) During the term of this Lease, Lessee shall pay to Lessor commencing on the Lease Commencement Date, as annual minimum rent, without any right of set-off, the following rentals:

------------------------------------ -------------- ------------------
                 TERM                ANNUAL RENT    MONTHLY RENT
------------------------------------ -------------- ------------------
Lease Commencement Date to 8-1-1999                 $181.00 per day
------------------------------------ -------------- ------------------
9-1-1999 to 8-31-2000                $66,000.00     $5,500.00
------------------------------------ -------------- ------------------
9-1-2000 to 3-31-2001                $67,320.00     $5,610.00
------------------------------------ -------------- ------------------
9-1-2001 to 8-31-2002                $68,666.40     $5,722.20
------------------------------------ -------------- ------------------

         (b) Installments of Minimum Rent shall be due and payable on the first day of each month during the Term hereof, except that the first monthly installment of minimum rent shall be paid on the execution hereof.

         (c) Provided Lessee is not in default of any of the provisions of the Lease, Lessee shall have the option to renew this Lease for one renewal term of three (3) years commencing on September 1, 2002 by giving written notice of the exercise thereof to Lessor at least ninety (90) days prior to the expiration thereof. All the terms and conditions applicable to the original term hereof shall be applicable to such renewal (except for the


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

renewal contained in this section). The minimum annual rent during the option term shall be as follows:

------------------------------------ -------------- ------------------
                 TERM                ANNUAL RENT    MONTHLY RENT
------------------------------------ -------------- ------------------
9-1-2002 to 8-31-2003                $70,039.70     $5,836.65
------------------------------------ -------------- ------------------
9-1-2003 to 8-31-2004                $71,440.50     $5,953.40
------------------------------------ -------------- ------------------
9-1-2004 to 8-31-2005                $72,869.35     $6,072.45
------------------------------------ -------------- ------------------

     7. ALTERATIONS BY LESSEE.

         (a) Lessor agrees that Lessee may make, at Lessee's own expense, any minor interior, nonstructural alterations, repairs, replacements or additions to the building on the Demised Premises provided that all work done by Lessee shall comply with applicable electrical, plumbing, safety, building and other codes including, but not limited to, the applicable provisions of the Americans With Disabilities Act and warrants to Lessor that all work shall be completed in a good and workmanlike manner in accordance with the rules and regulations of the local board of fire insurance underwriters.

         (b) Lessee agrees not to commence any construction work upon any portions of the Demised Premises until Lessor has received a copy of Lessee's Plans and Specifications. Any changes or additions to the exterior of the building or to any other outside area of the Demised Premises shall require the prior written approval of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed.

         (c) Lessee shall, at Lessee's own expense, promptly remove from the Demised Premises all trash and debris which may accumulate in connection with Lessee's work on the Demised Premises.


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


         (d) Prior to entering upon the Demised Premises, Lessee shall furnish to Lessor a duplicate original insurance policy, an insurance binder (countersigned by insurer), or Evidence of Insurance (in form ACORD 27) for each of the insurance policies Lessee is required to carry in compliance with its obligations under this Lease and upon renewals not less than ten (10) days prior to the expiration of any such policy.

     8. POSSESSION.

     "Delivery of Possession" within the meaning of this Lease was accomplished on July 19, 1999. Except as expressly set forth elsewhere herein (i) the Demised Premises are being delivered in an "as is" condition and (ii) all of the obligations and covenants of Lessee herein shall commence as of the date of delivery of possession, except as expressly stated herein.

     9. TAXES AND INSURANCE.

     Commencing on the Lease Commencement Date, Lessee agrees to pay to Lessor, each month during the term of this Lease or any renewal thereof, and in addition to the minimum rental specified herein, as additional rent, the following:

         (a) One-twelfth (1/12) of the real estate taxes assessed against the Demised Premises, currently Eight Hundred Eighty Two Dollars ($882.00) per month.

         (b) One-twelfth (1/12) of the annual Use and Occupancy Tax assessed the Demised Premises.

         (c) All premiums paid by Lessor for the insurance hereinafter specified. Payment shall be made to Lessor within ten (10) days after presentation of billings by Lessor. Lessor may elect to collect such insurance payments monthly. To the extent Lessor's liability insurance policies contain deductibles, the amount of such deductibles for losses experienced shall be billed as insurance costs hereunder.



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

            (i) During the term of this Lease, Lessor may carry and maintain the following types of insurance in the amounts specified:

               (A) Fire and extended coverage insurance on the Demised Premises in an amount sufficient to prevent Lessor from becoming a co-insurer;

               (B) Rent insurance against loss of rent due to fire, including extended coverage endorsement in an amount equal to the annual rent and real estate taxes for the Demised Premises;

               (C) Comprehensive liability and property damage insurance for the Demised Premises and any other insurance an in such amounts that Lessor shall deem reasonably appropriate.

     10. TRASH COLLECTION.

     Lessee shall arrange and pay for the removal of all trash generated by Lessee at the Demised Premises.

     11. SECURITY DEPOSIT.

     Lessee will deposit with Lessor the sum of Eleven Thousand Dollars ($11,000.00) at the time of signing of this Lease Agreement as security for the faithful performance and observance by Lessee of the terms, provisions, and conditions of this Lease. It is agreed that in the event Lessee defaults in respect to any of the terms, provisions, and conditions of this Lease, including but not limited to, the payment of rent and additional rent, Lessor may use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants, and conditions of this Lease, including but not limited to, any



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

damages or deficiency in the reletting of the Demised Premises after an event of default, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor. Upon notice from Lessor that sums have been so applied, Lessee shall within ten (10) days replenish the security deposit to its original amount.

     In the event that Lessee shall fully and faithfully comply with all of the terms provisions, covenants, and conditions of this Lease, the security shall be returned to Lessee within thirty (30) days after the date fixed as the end of this Lease and after delivery of entire possession of the Demised Premises to Lessor, without interest.

     In the event of a sale of the land and building, Lessor shall have the right to transfer the security to the buyer thereof and Lessor shall thereupon be released by Lessee from all liability for the return of such security; and Lessee agrees to look to the new Lessor solely for the return of said security. It is agreed that the provisions hereof shall apply to every transfer of assignment made of the security to a new Lessor.

     Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor their successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

     It is understood by Lessee that no part of the security is to be considered as any rental due under the terms of the Lease.

     12. TERMINATION OF LEASE.

     Subject to Lessee's options to renew, this Lease and the tenancy hereby created shall cease and terminate at the end of the original term hereof, or of any extension thereof, without the necessity of any notice from either party to the other to terminate the


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

same, and Lessee hereby waives notice to vacate the Demised Premises and agrees that Lessor shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Demised Premises from a Lessee holding over to the same extent as if any required statutory notice had been given. Lessee shall peaceably surrender possession of the Demised Premises at the expiration or sooner termination of this lease. In the event Lessee remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease or Lessor's written consent, it. shall be deemed to be occupying of the Demised Premises as Lessee from month to month, subject to all of the conditions, provisions and obligations of this Lease as such may be applicable to month-to-month tenancy, cancelable by either party upon thirty (30) days written notice to the other.

     13. UTILITIES.

     Lessee agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Lessee shall require additional utility facilities, the same shall be installed at Lessee's expense in accordance with plans and specifications to be approved in writing by Lessor. Commencing upon the delivery of possession, Lessee shall be solely responsible for and shall promptly pay all charges for use or consumption for heat, sewer, water, electricity or any other utility services. In no event shall Lessor be liable to Lessee for any damages sustained by Lessee because of an interruption or failure in supply of any utility to the Demised Premises, unless caused by the intentional or negligent act or omission of Lessor.




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

     14. MAINTENANCE AND REPAIRS.

         (a) Lessee acknowledges and agrees that it has had the opportunity and has inspected the entire Demised Premises including, but not limited to, the roof, walls and all of the systems referred to in Paragraph 14(b) hereto.

         (b) (i) Lessor agrees to deliver the Demise Premises to Lessee with all of the following systems in working order and repair:

            (A) Two (2) overhead electric doors;

            (B) Heating in offices and warehouses;

            (C) Plumbing;

            (D) Electrical;

            (E) Air conditioning;

            (F) Lighting;

            (G) Two (2) freezers; and

            (H) One cooler

            (ii) Within ten (10) days following the delivery of possession of the Demised Premises to Lessee, Lessee shall, by written notice, advise Lessor if any of the systems identified in this subparagraph require maintenance or repairs. Should said systems require maintenance or repairs, Lessor shall correct said repairs at Lessor's expense, within sixty (60) days from the date of Lessee's notice. Any warranties or guarantees, if any, provided by Lessor's HVAC contractor or manufacturer shall be provided to Lessee.

            (iii) Notwithstanding the foregoing, in the event the cost of the maintenance or repairs required by this subparagraph exceeds Thirty Thousand Dollars ($30,000.00), Lessor may, by written notice to Lessee, terminate this Lease.




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


            (iv) It is acknowledged and agreed by Lessee that once said systems are in the condition required by this paragraph, whether completed by Lessee or Lessor, Lessor's abilities shall be limited to those areas described in Paragraph 14(c) below.

         (c) Lessor will keep the roof and structural portions of the exterior walls of the Demised Premises in proper repair, excepting repairs required by any work or alterations made thereto by Lessee, and excepting any glass or doors, provided that in each case Lessee shall have given Lessor prior written notice of the necessity of such repairs, and provided further, that if any such repair is required because of Lessee's alterations, improvements, negligence or misuse, or the alterations, improvements, negligence or misuse of any of lessee's agents, employees or customers, or other person using the Demised Premises with Lessee's consent, expressed or implied, or Lessee's failure to perform any of its obligations under this Section, such repair shall be the obligation of Lessee and not Lessor, and Lessor may at its option make such repair and add the cost thereof to the first installment of minimum rent which shall thereafter become due.

         (d) Except as set forth in Paragraph 14(c), Lessee covenants and agrees to keep and maintain in good order, condition and repair the Demised Premises and every interior and exterior part thereof, including fixtures and equipment therein, except as herein before provided, including, but without limitation, the exterior and interior portions of all door checks, security gates, windows, glass, plumbing and sewage facilities serving the Demised Premises (including freeflow up to the main sewer line) fixtures, heating and air-conditioning equipment serving the Demised Premises (including exterior mechanical equipment and electrical equipment) and interior walls, floors and ceilings, including compliance with applicable building codes relative to fire extinguishers. Lessee shall



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

accomplish a repairs, alterations, replacements and modifications at its own expense and using materials and labor of kind and quality equal to or greater than the original work.

         (e) Lessee will surrender the Demised Premises at the expiration or early termination of this lease in as good condition as when received, excepting only deterioration caused by ordinary wear and tear.

         (f) If any repairs required to be made by Lessee hereunder are not made within ten (10) days after written notice delivered to Lessee by Lessor (except that for emergency repairs,, Lessor shall be required only to give the best notice possible under the circumstances), Lessor may at their option make such repairs, without liability to Lessee for any loss or damage which may result to Lessee's stock or business by reason of such repair, and Lessee shall pay to Lessor, upon demand, as additional rental hereunder, the cost of such repairs, plus interest at the Default Rate (defined in Paragraph 22 hereof) from the date of the payment by Lessor until repaid by Lessee. Except as herein provided, Lessor shall have no obligation to repair, maintain, alter, replace or modify the Demised Premises or any part thereof, or any plumbing, heating, electric, air-conditioning or any other mechanical installation therein under no circumstances shall Lessor be obligated to repair, replace or maintain any plate glass or door or window glass.

         (g) Lessee covenants and agrees that it shall not, without the prior written consent of Lessor, make any alterations, improvements or additions to the exterior or structural portions of the Demised Premises. All alterations, improvements or additions installed by Lessee (other than Lessee's trade fixtures) shall remain upon the Demised Premises at the expiration or sooner termination of this lease, and shall become the property of Lessor unless Lessor shall have given written notice to Lessee to remove the same, in which event Lessee shall remove such alterations, improvement and additions and restore the Demised Premises to the same good order and condition in which they are at the time of execution of this lease. All equipment and systems located on the Demised Premises on the Lease Commencement Date and all replacements and additions thereto shall at all times remain the property of Lessor.

     15. LIABILITY AND HAZARD INSURANCE.

         (a) Lessee agrees at all times during the terms hereof, at Lessee's own expense, to procure and pay for comprehensive public liability insurance against loss or liability in connection with personal injury, property damage, or death from any accident in or about the Demised Premises and the sidewalk fronting thereon, in the minimum amounts of Five Hundred Thousand Dollars ($500,000.00) single limit and One Hundred Thousand Dollars ($100,000.00) in the event of damage to property. Such insurance shall name Lessor as additional insured. Lessee shall deliver to Lessor evidence of said 'insurance coverage [as described in Paragraph 7(e)] issued by a company or companies of recognized responsibility and credit, licensed in the state in which the Building is located, and to furnish to Lessor prior to the expiration of such policy evidence of renewal.

         (b) Lessee hereby indemnifies Lessor from the time Lessee goes into possession of the Demised Premises and continuing throughout the term hereof from and against any and all claims, actions, losses and judgments arising out of (i) injury to persons or damage to property sustained on or by reason of the Demised Premises, and any activities therein and (ii) the activities of Lessee and its agents, servants and employees within the Building, and agrees to defend at its sole cost and expense any claims made against Lessor in connection therewith.

     16. LEGAL AND INSURANCE REQUIREMENTS.

     Lessee agrees not to use or keep or allow the Demised Premises or any portion thereof to be used or occupied for any unlawful purpose or in violation of any certificate of occupancy or certificate of compliance covering or affecting the use of the Demised Premises or any portion thereof, and will not suffer any act to be done or any condition to exist on the Demised Premises or any portion thereof, or any article to be brought thereon, which may be dangerous, unless safeguarded as required by law, or which may, in law, constitute a nuisance, public or private or which may make void or voidable any insurance issued by Lessor's insurance company then in force on the Demised Premises or the Building.

     17. INSURANCE COMPANY REQUIREMENTS.

     If the public authorities or the Board of Fire Underwriters (sometimes known as the Middle Department Rating Bureau), or any of Lessor's insurance companies, require or recommend for the purpose of maintaining -or lowering insurance premiums or rate, the repair, replacement or alteration of any wiring or other electrical installations or other equipment placed or installed by Lessee upon or about the Demised Premises, Lessee agrees, upon written notice from Lessor, to cause the said work to be done in the manner recommended or required, and if Lessee fails to do so, Lessor shall have the right to do so and the cost thereof shall be paid by Lessee on demand of Lessor as additional rental hereunder.

     18. WAIVER OF SUBROGATION.

         (a) Lessor hereby releases Lessee, to the extent of their insurance coverage from any and all liability, for any loss or damage caused by fire or any of the extended coverage casualties, provided, however, that this release shall be in force and effect



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

only to the extent that loss or damage occurs during such time as Lessor's policies of fire and extended coverage insurance permit such release to be given without affecting said policies or the right of Lessor to recover thereunder.

         (b) Lessee hereby releases Lessor, to the extent of its insurance coverage from any and all liability, for any loss or damage caused by fire or any of the extended coverage casualties, provided, however, that this release shall be in force and effect only to the extent that loss or damage occurs during such time as Lessee's policies of fire and extended coverage insurance permit such releases to be given without affecting said policies or the right of Lessee to recover thereunder.

     19. ASSIGNMENT OR SUBLET.

         (a) Lessee covenants and agrees that it shall not, without consent in writing of Lessor first had and obtained, assign, mortgage or pledge this lease or under-let or sublease the Demised Premises, or any part thereof or permit any other person, firm or corporation to occupy the Demised Premises, or any part thereof; nor shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease, without an additional written consent by Lessor, and without such consent no such assignment, mortgage or pledge shall be valid.

         (b) In the event Lessee is a corporation, any dissolution, merger, consolidation or other reorganization of such corporation or any pledge of, or any issue, sale or other transfer of a controlling percentage of the corporate stock of Lessee (whether in a single transaction or cumulatively), or any transfer or change in control of such corporation, shall constitute an assignment of this Lease for all purposes of this section. The term "controlling percentage", as used herein, shall mean the ownership of stock possessing, or



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

having the right of exercise of at least fifty-one percent (51%) of the total combined voting power of all the classes of issued and outstanding stock of such corporation entitled to vote for the election of directors, whether such ownership be direct ownership, or indirect ownership through ownership of stock of another corporation. This subsection shall not apply whenever Lessee is a corporation the outstanding voting stock of which is listed on a recognized security exchange. In addition the prohibition on assignment shall not apply to any affiliate of Lessee. "Affiliate of Lessee" shall mean a wholly owned subsidiary or parent of Lessee. However, any such assignment shall not relieve Lessee of its obligations hereunder and prior to any such assignment being effective, any such assignee must execute and deliver to Lessor an Assignment and Assumption Agreement in a form prepared by Lessor.

         (c) If Lessee is a partnership and if any time during the term hereof, or any extension thereof, the person or persons who at the time of execution of this Lease own or control the general partner's interest cease to own or control the general partners' interest (except as a result of transfers by bequest or inheritance), such cessation of ownership shall constitute an assignment of this Lease for all purposes of this Lease.

     20. SIGNS.

         (a) Except for the existing signage, Lessee agrees not to place or permit on the outside of the building of the Demised Premises or on either side of any exterior window or door or anywhere outside of the Demised Premises any sign, placard, advertisement, illumination or projection and not to paint the outside or inside of the glass portion of any exterior door, or inside or outside of any exterior window thereof, without obtaining the prior written approval of Lessor which consent shall not be unreasonably withheld or conditioned, and Lessee further agrees to obtain and pay for all permits and licenses which may be required for the erection and maintenance of any sign and to obtain Underwriter's approval for all electric signs.

         (b) Lessee agrees to maintain all signs in good condition, keep all electric signs properly lighted, and to make all repairs required because of the installation and maintenance of signs including, but not limited to, any roof repairs that may be required because of the installation and maintenance of signs.

     Lessee further agrees to save harmless and indemnify Lessor from and against any and all losses, damages, claims, suits or actions for any damage or injury to person or property caused by the erection and maintenance of such signs or parts thereof, and insurance coverage for such signs shall be included in the comprehensive public liability policy which Lessee is required to furnish.

     21. TRADE FIXTURES AND PERSONAL PROPERTY.

     All trade fixtures and apparatus installed by Lessee in the Demised Premises shall remain the property of Lessee and shall be removable at the expiration or sooner termination of the ten-n of this Lease or any renewal or extension thereof, provided Lessee shall not at such time be in default under any covenant or agreement contained herein, and provided, further, that in the event of such removal Lessee shall promptly restore the Demised Premises to the same good order and condition as obtained prior to the installation of such trade fixtures. Any trade fixtures or personal property which shall remain in the Demised Premises or any part thereof after the expiration or earlier termination of this Lease shall be deemed to have been abandoned and either may be retained by Lessor as Lessor's property or may be disposed of in such manner as Lessor may see fit. If such personal property or any part thereof shall be sold by Lessor, Lessor may receive and retain the proceeds of such sale(s) as Lessor's property. Notwithstanding the foregoing, upon such expiration or sooner termination of the term of this Lease or any renewal or extension thereof, Lessor shall have the right to require Lessee to remove such trade fixtures or personal property by written notice to Lessee within thirty (30) days after expiration or earlier termination of the Lease and upon Lessee's failure to effect such removal, Lessor shall have the right to do so, charging to Lessee, as additional rent hereunder, the cost of such removal, required repairs to the Demised Premises necessitated thereby and storage charges incurred by Lessor with respect to said property. The covenants contained in this Section shall survive the expiration or earlier termination of this Lease.

     22. LESSOR'S RIGHTS TO PERFORM LESSEE'S COVENANTS.

     If Lessee shall fail to perform any of the acts agreed to be performed by Lessee within the grace periods provided herein, then Lessor may perform the said acts or cause the same to be performed and the amount so 'aid or expended by Lessor with interest thereon at the rate equal to the prime rate of First Union Bank, plus one percent (1%), as such may change from time to time ("Default Rate") (or the highest rate, up to said rate, permitted by law) shall be added and to be payable forthwith to Lessor as additional rent hereunder.

     23. LESSEE'S DEFAULTS - LESSOR'S REMEDIES.

         (a) Subject to the provisions of Paragraph 24, hereof, in the event Lessee shall at any time be in default in the payment of minimum rent or additional rent herein reserved, or of any other sum required to be paid by Lessee under this Lease, or in the performance of or compliance with any of the terms, covenants, conditions or provisions of this Lease, or if Lessee shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors or shall file a bill in equity or otherwise initiate proceedings for the appointment of a receiver of Lessee's assets, or shall file any proceedings in bankruptcy or for reorganization or an arrangement under any federal or state law, or if any proceedings in bankruptcy or for the appointment of a receiver shall be instituted by any creditor of Lessee under any state or federal law, or if Lessee's assets are levied upon and are about to be sold pursuant to execution or other legal process, or if there shall occur a dissolution, statutory reorganization or merger of Lessee, or if Lessee shall vacate or desert the Demised Premises, then an event of default shall be deemed to have occurred under this lease.

         (b) Subject to the provisions of Paragraph 24 hereof, if an event of default shall occur then and in addition to any other rights or remedies Lessor may have under this lease and at law or in equity, Lessor shall have the following rights:

            (i) To accelerate the whole or any part of the minimum rent and additional rent (sometimes collectively referred to in this Paragraph 23 as "rent") and other charges, payments, costs and expenses herein agreed to be paid by Lessee for the entire unexpired balance of the term of this Lease, and any rent, other charges, payments, costs and expenses if so accelerated, in addition to any and all installments of rent already due and payable and in arrears, an d any other charge, expense or cost herein agreed to be paid by Lessee, shall be due and payable and in arrears as if by the terms of this Lease such were on that date payable in advance; and/or

            (ii) To enter the Demised Premises and without further demand or notice proceed to distress and sell the goods, chattels and personal property there found. Lessee shall pay all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor and in such case all costs, officers commissions and other charges shall immediately attach and become part of the claim of Lessor for rent and any tender of rent without said costs, commissions and charges made, after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of the Lessor.

            (iii) To re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefore, and repossess and enjoy the Demised Premises, together with all alterations, fixtures, signs and other installations of Lessee. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Lessee, Lessor may, at Lessor's option, either terminate this Lease or make such alterations as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part or parts thereof, either in Lessor's name or otherwise, for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and at such rent or rents and upon such other terms and conditions as in Lessor's sole discretion may seem advisable and to such person or persons as may in Lessor's discretion seem best; upon each such reletting all rents received by Lessor from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor: second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorney's fees and all costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any shall be held by Lessor and applied in payment of future rent as it may become due and payable hereunder. If such rent received from such reletting during any month shall be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Lessor to terminate this Lease unless written notice of such intention be given to Lessee. Lessor shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Lessee, for Lessee and Lessee's successors and assigns, hereby irrevocably constitutes and appoints Lessor Lessee's and their agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Lessee's obligation to pay any unpaid balance of rent due or to become due hereunder. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach.

            (iv) To terminate this Lease and the term hereby created without any right on the part of Lessee to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Lessor shall be entitled to recover, in addition to any and all sums and damages for violation of Lessee's obligations hereunder in existence at the time of such termination, damages for Lessee's default in an amount equal to the amount of the rent reserved for the balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Lessee, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Demised Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Lessee to Lessor.

         (c) WHEN THIS LEASE AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY LESSEE HEREUNDER, AND ALSO WHEN THE TERM HEREBY CREATED OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE EXPIRED, LESSEE HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE DEMISED PREMISES, AND CONFESSION OF JUDGMENT IN EJECTMENT FOR WHICH THIS LEASE SHALL BE THEIR SUFFICIENT WARRANT; THEREUPON, IF LESSOR SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR. WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE DEMISED PREMISES REMAIN IN OR BE RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS OR UPON THE TERMINATION OF THIS LEASE OR LESSEE'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO CONFESS ONE OR MORE JUDGMENTS IN EJECTMENT AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE DENESED PREMISES. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE

EXERCISE THEREOF, AND SUCH AUTHORITY MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE TERM OF THIS LEASE.

         (d) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

         (e) For the purpose of calculating the "rent reserved for the balance of the term" of this lease for the purposes of subsection (b) (iv) of this Section, the amount payable as Lessee's share of increases in real estate taxes for the balance of the term hereof shall be equal to the sum of the highest amount paid or payable by Lessee in any calendar year for each of the foregoing items multiplied by the number of calendar years (including any fractional calendar year) remaining in the term of this lease.

         (f) Lessee agrees to pay in addition any other sums reserved herein all sums which may become due by the failure of Lessee to comply with all the covenants of this Lease and, any or all damages, cost and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on its part to comply with the covenants of this Lease and also any and all damages to the Demised Premises caused by any act or neglect by the Lessee.

     24. GRACE PERIODS.

         (a) Lessor shall not exercise any right or remedy provided for herein, because of any default hereunder unless, with respect to any money payment, Lessee shall have received from Lessor written notice of Lessee's failure to make such payment and Lessee shall thereafter fail to make such payment within a period of ten (10) days, and unless, with respect to the obligations of Lessee other than the payment of money, Lessee shall have received notice from Lessor of Lessee's failure to fulfill each obligation and Lessee shall fail within a period of thirty (30) days thereafter to perform such obligation or if such obligation is of such nature as not to be performable within said ten (10) day period, Lessee shall have failed within said period to begin and actively and diligently prosecute the performance of such obligation.

         (b) Notwithstanding the above, if payment of any charges is not received on or before the payment date or in the event a check is returned as a result of insufficient funds, a charge of five percent (5%) of said amount shall be payable by Lessee as a late charge. The late charge shall be a minimum charge and shall not be prorated. The charge or collection of the late charge shall not waive any other rights of Lessor.

         (c) No payment by Lessee or receipt by Lessor of a lesser amount than any installment or payment of rent or any other charge due shall be deemed to be other than on account of the amount due. No endorsement or statement on the check or payment shall be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or payment of rent or any other charge, or pursue any other remedies available to Lessor.

         (d) If either party retains the services of an attorney due to any default by the other in their obligations under this Lease, the prevailing party in any suit filed shall be entitled to recover reasonable attorneys fees and expenses from the non-prevailing party.

     25. NOTICES.

     All notices required to be given by either party to the other shall be given by Certified Mail, Return Receipt Requested, or recognized national overnight courier, addressed as follows:

                  To Lessor:        c/o Stuart R. Lundy, Esquire
                                    450 N. Narberth Avenue
                                    Narberth, PA 19072

                  Copy To:          Pinnacle Foods, Inc.
                                    c/o S. Robert Jacobs
                                    The Pokras Company, Inc.
                                    408 E. Fourth Street, Suite 301
                                    Bridgeport, PA 19405

                  To Lessee:        934-50 N. Third Street
                                    Philadelphia, PA

     26. LESSOR'S RIGHTS.

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the Demised Premises:

         (a) At all reasonable times by themselves or their duly authorized agents to go upon and inspect the Demised Premises and every part thereof, and/or at their option and at their sole expense, make repairs, alterations and additions to the Demised Premises or the building of which the Demised Premises is a part, provided however that Lessor shall take, and shall require its agents, employees and contractors to take, reasonable precautions to minimize any disruptions to Lessee's operations or its employees.

         (b) To display upon the Demised Premises a "For Sale" sign after notice from either party of intention to terminate this lease, or at any time within ninety (90) days prior to the expiration of this lease, a "For Rent" sign or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the Demised Premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or Lessees authorized by Lessor may inspect the Demised Premises at reasonable hours and upon reasonable notice.

         (c) The Lessor may discontinue all facilities furnished and services rendered by Lessor not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

     27. RESPONSIBILITY OF LESSEE.

     Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any property in the Demised Premises, belonging to the Lessee, caused by any fire, breakage or leakage in any part or portion of the Demised Premises, or any part or portion of the building of which the Demised Premises is a part, or from water, rain or snow that may leak into, issue or flow from, any part of the said Demised Premises, or from the drains, pipes, or plumbing work of the same, or from any place or quarter.

     28. CASUALTY LOSS TO THE DEMISED PREMISES.

         (a) In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty, such that the same cannot be repaired or restored in the opinion of Lessor's architect within one hundred eighty (180) days, this Lease shall absolutely cease and determine and all rent shall abate for the balance of the term.

         (b) If the damage caused as above be only partial and such that the Demised Premises can be restored to their then condition in the opinion of Lessor's architect within one hundred eighty (180) days, the Lessor may, at their option, restore the same with reasonable promptness, reserving the right to enter upon the Demised Premises for that purpose. The Lessor also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Demised Premises is a part, even though the effect of such entry be to render the Demised Premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the Demised Premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the disputed amount into an escrow account until the amount of such rent is determined by an independent arbitrator or a court of law.

         (c) Lessor shall make such election to repair the Demised Premises or terminate this lease by giving notice thereof to Lessee within forty five days from the day Lessor receives notice that the Demised Premises have been destroyed or damaged by fire or other casualty.

         (d) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Demised Premises, or the termination of this lease by reason of the destruction of the Demised Premises.

     29. MECHANIC'S LIENS.

     If any mechanic's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, or any encumbrance, charge, mortgage, title retention or security agreement be filed against the Demised Premises or any part thereof, by reason of any work, labor or services, or materials or equipment furnished to or for Lessee, Lessee within thirty (30) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause any of the foregoing to be discharged within said period then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same whether by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, Lessor shall be entitled, if Lessor so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor, and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Lessor and all costs and expenses incurred by Lessor in connection therewith, together with interest thereon at the legal rate then obtaining from the respective dates of Lessor's making of the payment or incurring of the costs and expense, shall constitute additional rent payable by Lessee under this Lease and shall be paid to Lessor by Lessee on demand. Nothing herein contained shall obligate Lessee to pay or discharge any lien created by Lessor.

     Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

     30. ESTOPPEL STATEMENT.

     So long as Lessor is not in default under the terms of this Lease, within ten (I 0) days after request therefore by Lessor or any mortgagee of Lessor, or if upon any sale, assignment or hypothecation of the Demised Premises and/or the land thereunder by Lessor, an estoppel statement shall be required from Lessee, Lessee agrees to deliver in recordable form a statement in writing to any proposed mortgagee or purchaser, or to Lessor, certifying (if such be the case) that this Lease is unmodified and in full force and effect, that Lessee has accepted the Demised Premises and is in possession thereof, that Lessee has commenced the payment of rent, that Lessor is not in default under this Lease and that there are no defenses or offsets to the Lease claimed by Lessee.

     31. CONDEMNATION AWARDS.

     In the event that the Demised Premises or any part thereof is taken or condemned for a public or quasi-public use, this Lease shall, as to the parts so taken, terminate as of the date title shall vest in the condemner, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire Demised Premises is taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the Demised Premises. Notwithstanding any provisions to the contrary herein contained, Lessee hereby waives as against Lessor and as against any condemner all right to make any claim for any award by virtue of the entire or partial taking or condemnation of the Demised Premises, provided, however, that this waiver shall not apply to any claim the assertion and collection of which would not reduce the award to which Lessor would otherwise be entitled.

     32. LESSOR'S LIABILITY.

         (a) Lessor represents that it is the owner of the real estate upon which the Demised Premises is located. In the event of the voluntary transfer of such ownership or right to a successor-in-interest of Lessor, Lessor shall be freed and relieved of all liability and obligations hereunder which shall thereafter accrue, (and, as to any unapplied portion of Lessee's security deposit, Lessor shall be relieved of all liability therefore upon transfer of such portion to their successor in interest) and Lessee shall look solely to such successor in interest for the performance of the covenants and obligations of the Lessor hereunder which shall thereafter accrue. Notwithstanding the foregoing, no mortgagee or ground lessor which shall succeed to the interest of Lessor hereunder (either in terms of ownership or possessory rights) shall unless there exists at the time of transfer, a continuing event of Lessor's default for which the transferee has agreed in writing to be responsible:

            (i) Be liable for any previous act or omission of a prior lessor;

            (ii) Be subject to any rental offsets or defenses against a prior lessor;

            (iii) Be bound by any amendment of this Lease made without its written consent or by payment of Lessee of rent in advance in excess of one month's rent; or

            (iv) Be liable for any security not actually received by him. Subject to the foregoing, the provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of Lessor. Notwithstanding anything to the contrary contained in this Lease, any liability of Lessor, their agents, partners or employees, arising out of or in respect of this Lease, the Demised Premises or the Building, shall be limited to Lessor's estate or other title or interest in the Demised Premises, and, if Lessor shall default in the performance of Lessor's obligations under this Lease or otherwise, Lessee shall look solely to the equity of Lessor in their interest in the Demised Premises.

         (b) Notwithstanding anything contained in this Lease to the contrary, Lessor shall have no liability to Lessee for consequential, compensatory or punitive damages of any nature whatsoever. Any claim by Lessee against Lessor for the damages shall be limited to the minimum rent paid by Lessee during such breach if so awarded pursuant to Paragraph 37 hereof.

     33. MISCELLANEOUS.

         (a) It is hereby agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the provisions of this Lease in strict accordance with its terms, notwithstanding any conduct or custom on the part of the Lessor in refraining from doing so at any time or times, and further, that the failure of Lessor at any time to enforce their rights under said covenants strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease.

         (b) All of the remedies given to Lessor and all of the rights given to them by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Demised Premises shall deprive Lessor of any of their remedies or actions against the Lessee for rent due at any time, or which under the terms hereof would in the future become due as if there has been no determination, or for the sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein be construed as a waiver of the right to obtain possession of the Demised Premises.

         (c) This Agreement of Lease and all of its terms covenants and provisions are and each of them is subject and subordinate to any and all mortgages and other encumbrances now or hereafter placed upon the Demised Premises , and the Lessee expressly agrees that if Lessor's ownership of the

Demised Premises shall terminate by foreclosure or otherwise, than this Lease shall thereupon immediately terminate and then the Lessee shall thereupon give immediate possession and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

         (d) It is expressly understood and agreed by and between by the parties that this Lease sets forth all of the promises, agreements, conditions and understandings between Lessor and the Lessee relative to the Demised Premises and that there are no promises agreements conditions or understandings, either oral or written between them other than those that are herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         (e) If Lessor is unable to give Lessee possession of the Demised Premises by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of Lessor, Lessor shall not be liable in damages to Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

     34. BINDING EFFECT.

     The submission by Lessor of this Lease for execution by Lessee and the actual execution and delivery thereof by Lessee to Lessor shall have no binding force and effect unless and until Lessor shall have executed this Lease and a duplicate original thereof shall have been delivered to Lessee.

     35. RELATIONSHIP OF THE PARTIES.

     Nothing herein contained shall be deemed or construed as creating a relationship of principal and agent or a partnership or joint venture between Lessor and Lessee; it being understood and agreed that neither the method of computing rent nor any another provisions contained herein nor any acts of Lessor and Lessee shall be deemed to create any relationship between the parties other than that of Lessor and Lessee.

     36. COMMISSION.

     Lessor and Lessee hereby acknowledge that The Pokras Company, Inc. is the sole procuring cause of the Lessee and this Lease Agreement. In consideration thereof, The Pokras Company, Inc. shall be paid a six percent (6%) commission on all minimum rents as collected during the initial term of this Lease and any extensions, expansions, options or renewals. Should Lessee purchase the Demised Premises during the initial term or any renewal term, Lessor hereby agrees to pay The Pokras Company, Inc. an additional commission equal to six percent (6%) of the total sale consideration, due and payable at time of final settlement. This provision is extended to all heirs and assigns and shall remain an obligation in the event of a company sale, change of officers or stock exchange or stock transfer.

     37. ARBITRATION.

     In the event of any dispute or disagreement concerning any subject of this Lease, or an alleged breach, Lessee and Lessor must, as their sole and exclusive remedy, submit such dispute to arbitration in the City of Philadelphia before one arbitrator by giving the other a Demand for Arbitration. Three (3) business days after giving such Demand for Arbitration, the parties shall in good faith, seek to find a mutually acceptable arbitrator; and the decision and award of the arbitrator shall be made within two (2) business days of completion of the arbitration and shall be final and conclusive on the parties. If agreement as to a mutually acceptable arbitrator is not reached within such three (3) business day period, then either party may, within three (3) business days thereafter, submit such dispute for arbitration before one arbitrator under the expedited procedure provisions of the Commercial Arbitration Rules of the American Arbitration Association in Philadelphia County, Pennsylvania. The losing party shall pay the cost of any such arbitration and the prevailing party's reasonable attorneys' fees and disbursements and the fees of all other persons engaged by and in connection with the arbitration. Notwithstanding the provisions of this paragraph, Lessor expressly reserves the right to proceed judicially against Lessee for possession.

     38. OPTION TO BUY.

         (a) Provided Lessee is not in default under any term or provision of this Lease, is conducting its business at the Demised Premises and has exercised the renewal option contained in Paragraph 6(c), Lessee shall have the personal and non-transferable (except to an "Affiliate of Lessee" as defined in Paragraph 19(b)) option to acquire (i.e. "close") on the Demised Premises during the thirty (30) day period commencing August 1, 2005 and expiring August 31, 2005.

         (b) To exercise this option, Lessee shall send written notice Certified Mail, Return Receipt Requested to Lessor at the address herein provided during the six month period commencing, on September 1, 2004 and expiring on February 28, 2005.

         (c) The option price shall be the fair market value of the Demised Premises on the exercise date. The said fair market value shall be agreed upon by Lessee and Lessor within ten (10) business days from Lessor's receipt of the notice of exercise of this option by Lessee to Lessor. If the fair market value cannot be agreed upon within said ten (10) business days, the fair market value shall be detern3ined by two MAI appraisers, one to be selected and paid by Lessor and the other to be selected and paid by Lessee. Each appraiser shall have performed at least three (3) appraisals of commercial real estate located in Philadelphia County within the two (2) years preceding the notice of exercise; both appraisers shall be disinterested, objective and without any business dealings with either Lessee or Lessor prior to their appointment. In the event the two (2) appraisers so selected cannot agree on the fair market value, the appraisers shall select a third appraiser, the cost of which shall be shared by Lessee and Lessor and said appraised value shall be final. If a party fails to select an appraiser within fifteen (15) days following the expiration of the above referenced ten (10) business day period (to consensually establish the fair market value), or if an appraiser fails to submit his valuation to both parties within forty-five (45) days from the date of his appointment, then the appraised value shall be the valuation of the other party's appraiser. Upon establishing the fair market value, Lessee and Lessor shall enter into an agreement of sale which will provide for ten percent (10%) of the purchase price to be escrowed with Lessor's counsel and the balance of the purchase price to be paid in full on the date of closing, which date shall not extend beyond August 31, 2005. The agreement shall also provide that the Demised Premises shall be transferred by a fee simple deed of special warranty conveying good, marketable and insurable title to the Demised Premises free and clear from all liens, assessments and encumbrances, other than. general service utility easements, and other restrictions, rights of way and easements of record and in "AS IS" condition.

         (d) Lessee agrees that it shall remain liable for all items of minimum and additional rent reserved herein during the period from the notice of exercise to the closing date.

                  IN WITNESS WHERE OF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

LESSEE:                                           LESSOR:
PINNACLE FOODS, INC   S. LUNDY & SONS, INC.

BY:_________________________                       BY:____________________


Attest:_____________________ (Seal)                Attest:_______________(Seal)